Valneva SE 6-K

Exhibit 10.7

[***] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, IS OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) CUSTOMARILY AND ACTUALLY TREATED BY THE REGISTRANT AS PRIVATE OR CONFIDENTIAL.

Amendment No. 3 to
Research Collaboration and License Agreement
(“Amendment No. 3”)

Date:	June 19, 2022

Name of Agreement:	Research Collaboration and License Agreement (“Original Agreement”), as amended by Amendment No. 1 to Agreement dated as of 14 July 2021 and Amendment No. 2 to Agreement dated as of 10 November 2021 (the “Agreement”)

Effective Date of Original Agreement:	April 29, 2020

Parties:	Pfizer Inc. (“Pfizer”) and Valneva Austria GmbH (“Company”)

WHEREAS, the parties have entered into a Subscription Agreement dated as of the date of this Amendment No. 3 (the “Subscription Agreement”) pursuant to which, among other things, Pfizer is obligated to acquire the euro equivalent of $95 million of certain securities of the Company, in accordance with the terms and conditions of the Subscription Agreement; and

WHEREAS, the parties hereto desire to amend, among other things, certain terms of the Agreement, subject to the terms and conditions of this Amendment No. 3.

NOW, THEREFORE, in order to accommodate the desired amendment(s), the parties hereby agree as follows:

1.	Defined Terms. Capitalized terms used but not defined herein shall have the respective meanings ascribed to such terms in the Agreement.

2.	Amendment(s) to the Agreement. Each of the amendments referenced below in this Section 2 shall become effective only as of the sale of the certain securities of the Company described in the Subscription Agreement resulting in at least the euro equivalent of $95 million of gross cash proceeds paid by Pfizer to the Company pursuant to the Subscription Agreement (the “Subscription Closing”):

2.1	The first sentence of Section 3.2 of the Agreement will be replaced in its entirety as follows:

“Subject to the terms and conditions of this Agreement, the Development Costs incurred by the Parties pursuant to the Development Plan in accordance with the Development Budget (“Shared Costs”) from the Effective Date through April 30, 2022 will be borne seventy percent (70%) by Pfizer and thirty percent (30%) by Valneva. Shared Costs incurred after April 30, 2022 will be borne sixty percent (60%) by Pfizer and forty percent (40%) by Valneva, subject to the terms and conditions of this Section 3.2 (the “60/40 Shared Cost Split”). Notwithstanding the 60/40 Shared Cost Split after April 30, 2022, beginning on May 1, 2022 with respect to Shared Costs incurred on or after May 1, 2022:

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(a) until the occurrence of any Phase 3 Clinical Trial Cessation, with respect to a maximum aggregate of [***] of such Shared Costs, (i) Valneva shall bear the first [***] of such Shared Costs, then Pfizer shall bear the subsequent [***] of such Shared Costs, then Valneva shall bear the subsequent [***] of such Shared Costs and then Pfizer shall bear the subsequent [***] of such Shared Costs, and (ii) with respect to all such Shared Costs in excess of [***], the 60/40 Cost Sharing Split shall be applied to any such additional Shared Costs incurred following the exhaustion of such total [***] as allocated above; and

(b) effective upon the occurrence of any Phase 3 Clinical Trial Cessation, the Parties understand and agree that all Shared Costs incurred on or after May 1, 2022 shall be borne sixty percent (60%) by Pfizer and forty percent (40%) by Valneva.

As used herein (i) “Phase 3 Clinical Trial Cessation” shall mean any (x) termination of any Phase 3 Clinical Trial prior to completion in accordance with the terms of the protocol for such Phase 3 Clinical Trial or (y) any temporary halt or Clinical Hold of any Phase 3 Clinical Trial which lasts for longer than 180 days; and (ii) “Clinical Hold” shall mean (x) an order issued by the FDA pursuant to 21 CFR §312.42 to delay a proposed clinical investigation or to suspend an ongoing clinical investigation of the Combined Therapy or such Party’s Single Agent Compound in the United States or (y) an equivalent order issued by a Regulatory Authority other than the FDA in any other country or group of countries.”

2.2	A new Section 3.3.1 would be added to the Agreement in its entirety as follows:

“Sales Milestone Payments. Pfizer would pay to Valneva the following one-time sales milestone payments within sixty (60) days following the Pfizer Quarter in which the corresponding cumulative Net Sales threshold for all Products is first achieved.

Cumulative Territory-Wide Net Sales Milestones	Payment
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]

“

2.3	The table in Section 3.4.1 of the Agreement would be revised in its entirety as follows:

Per Product Annual Territory- Wide Net Sales	Marginal Royalty Rate (% of Per Product Annual Net Sales)
[***]	14.0%
[***]	16.0%
[***]	18.0%
[***]	20.0%
[***]	22.0%

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2.4       Exhibit A to the Agreement is hereby amended and replaced in its entirety to include the Development Budget set forth on Exhibit A to this Amendment No. 3.

2.5       Exhibit B to the Agreement is hereby amended and replaced in its entirety to include the Development Plan set forth on Exhibit B to this Amendment No. 3.

3.	Phase 3 Clinical Trial Start Timing. Effective as of the Subscription Closing, the Parties agree to use good faith efforts to initiate the Phase 3 Clinical Trial described in the Development Plan no later than [***].

4.	Ratification of the Agreement. Except as expressly set forth in Articles 2 and 3 above, the Agreement shall remain unmodified and in full force and effect. The execution, delivery and effectiveness of this Amendment No. 1 shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of the parties to the Agreement, nor constitute a waiver of any provision of the Agreement.

5.	Counterparts. This Amendment No. 3 may be executed in any number of counterparts, each of which shall be an original instrument and all of which, when taken together, shall constitute one and the same agreement.

[***] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, IS OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) CUSTOMARILY AND ACTUALLY TREATED BY THE REGISTRANT AS PRIVATE OR CONFIDENTIAL.

IN WITNESS WHEREOF, the duly authorized representatives of Pfizer and Company have executed this Amendment No. 3 as of the date first above written.

Valneva Austria GmbH	Pfizer Inc.

/s/ [***]	/s/ [***]

By: [***] Title: Managing Director (Duly authorized)	By: [***] Title: Senior Vice President, Worldwide Business Development (Duly authorized)

/s/ [***]

By: [***] Title: Managing Director (Duly authorized)

[***] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, IS OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) CUSTOMARILY AND ACTUALLY TREATED BY THE REGISTRANT AS PRIVATE OR CONFIDENTIAL.

Exhibit A

Development Budget

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[***] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, IS OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) CUSTOMARILY AND ACTUALLY TREATED BY THE REGISTRANT AS PRIVATE OR CONFIDENTIAL.

Exhibit B

Development Plan

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